SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) April 15, 2005
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                         VELOCITY ASSET MANAGEMENT, INC.
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               (Exact name of registrant as specified in Charter)



          Delaware                      000-161570              65-0008442
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(State of other Jurisdiction of    (Commission file no.)      (IRS employer
       incorporation)                                       identification no.)






      48 S. Franklin Turnpike, 3rd Floor, Ramsey, NJ             07446
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         (Address of Principal Executive Offices)             (Zip Code)


        Registrant's telephone number, including area code (201-760-1030)
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Forward Looking Statements

         This Form 8-K and other reports we file from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled "Risk Factors") relating to our industry and our operations and results of operations. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

         Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with our financial statements and the related notes that appear elsewhere in this report.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

         On April 15, 2005, Registrant sold three promissory notes in the principal amount of $100,000, $150,000 and $100,000 each to three accredited investors in a private placement. Each of the notes bears interest at the rate of 7% per annum and interest is payable in quarterly installments commencing June 30, 2005. The entire principal of each note is payable on April 15, 2006 unless the holder thereof gives written notice to the Registrant 90 days prior to April 15, 2006 that it elects to extend his , her or its note, in which event the entire principal thereof is payable on April 15, 2007.

Item 8.01.  Other Events.

         On April 15, 2005, Registrant issued the press release attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits.

                  Number            Description
                  ------            -----------
                  4.1      Form of promissory note dated April 15, 2005.
                  99.1     Press Release issued by Registrant on April 15, 2005.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             VELOCITY ASSET MANAGEMENT, INC.



                                             /s/ JOHN C. KLEINERT
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                                             John C. Kleinert
                                             Chief Executive Officer


                                             Dated: April 19, 2005